EXHIBIT 10.42
AMENDMENT NO. 1
TO
CLEVELAND-CLIFFS INC.
SUPPLEMENTAL RETIREMENT BENEFIT PLAN
THIS AMENDMENT NO. 1 is made this 14th day of December, 2023 by CLEVELAND‑CLIFFS INC. (hereinafter referred to as “Cliffs”).
WITNESSETH:
WHEREAS, Cliffs maintains the Supplemental Retirement Benefit Plan (the “SERP”) to provide supplemental retirement benefits to certain eligible employees covered by a defined benefit plan specified in Exhibit A to the SERP;
WHEREAS, Exhibit A includes the “Pension Plan for Employees of Cleveland-Cliffs Inc. and its Associated Employers” (the “Pension Plan”) as a covered plan;
WHEREAS, the Pension Plan will be merged with and into the Cleveland-Cliffs Steel Corporation Noncontributory Pension Plan (“NCPP”), such that as of January 1, 2024, the Pension Plan will be a component plan of the NCPP, which will be renamed the Cleveland-Cliffs Combined Pension Plan (the “CCCPP”);
WHEREAS, Cliffs desires to amend the SERP to reflect that, as of January 1, 2024, the Pension Plan will be a component plan of the CCCPP; and
WHEREAS, Cliffs desires to amend the SERP to reflect that SERP benefits are subject to Cliffs’ Compensation Clawback Policy.
NOW, THEREFORE, pursuant to Section 7 of the SERP, Cliffs hereby amends the SERP as follows:
1.Effective as of the date of adoption of this Amendment 1, Section 6 is amended to add a new Paragraph F to read as follows:
“F.    Compensation Clawback. Supplemental Pension Plan Benefits shall be subject to any Compensation Clawback Policy adopted by Cliffs applicable to any Plan Participant.”
2.Effective January 1, 2024, Exhibit A shall read as follows:
Pension Plans
Cleveland-Cliffs Pension Plan, a part of the Cleveland-Cliffs Combined Pension Plan (formerly known as the Pension Plan for Employees of Cleveland-Cliffs Inc. and its Associated Employers a/k/a Pension Plan for Salaried Employees of Cleveland-Cliffs Inc. and its Associated Employers)
Ore Mining Companies Pension Plan

IN WITNESS WHEREOF, Cleveland‑Cliffs Inc., by its appropriate officer duly authorized, has caused this Amendment No. 1 to be executed as of the date and year first above written.

CLEVELAND-CLIFFS INC.

By:	/s/ James D. Graham
Title:	Executive Vice President, Human Resources, Chief Legal and Administrative Officer & Secretary